UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 15, 2024

Interactive Brokers Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, Connecticut 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Class A common stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On October 15, 2024, Interactive Brokers Group, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2024. Subsequently, Interactive Brokers LLC reached agreements in principle to settle certain disputes which relate back to events that took place prior to the end of the quarter ended September 30, 2024. The settlement will add $78 million to reported general and administrative expenses for the quarter ended September 30, 2024, and will result in the following revised operating results for the Company:

• General and administrative expenses: $153 million
• Income available for common stockholders: $184 million
• Adjusted net income available for common stockholders: $176 million
• Diluted earnings per share: $1.67
• Adjusted diluted earnings per share: $1.61
• Total equity: $16.0 billion

The Company is also furnishing revised unaudited Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Condensed Consolidated Statements of Financial Condition, and Reconciliation of Non-GAAP Financial Measures. The statements that were included in the October 15, 2024 press release should no longer be relied upon.

The information disclosed under this Item 2.02 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
REVISED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2024	2023	2024	2023
	(in millions, except share and per share data)

Revenues:
Commissions	$435	$333	$1,220	$1,012
Other fees and services	72	52	199	142
Other income (loss)	56	27	38	(17)
Total non-interest income	563	412	1,457	1,137

Interest income	1,888	1,643	5,476	4,535
Interest expense	(1,086)	(910)	(3,135)	(2,471)
Total net interest income	802	733	2,341	2,064
Total net revenues	1,365	1,145	3,798	3,201

Non-interest expenses:
Execution, clearing and distribution fees	116	98	332	286
Employee compensation and benefits	145	127	436	391
Occupancy, depreciation and amortization	26	25	77	74
Communications	9	10	29	29
General and administrative	153	45	255	166
Customer bad debt	7	-	14	2
Total non-interest expenses	456	305	1,143	948

Income before income taxes	909	840	2,655	2,253
Income tax expense	75	68	217	180

Net income	834	772	2,438	2,073
Net income attributable to noncontrolling interests	650	605	1,900	1,633

Net income available for common stockholders	$184	$167	$538	$440

Earnings per share:
Basic	$1.68	$1.57	$4.98	$4.22
Diluted	$1.67	$1.56	$4.94	$4.19

Weighted average common shares outstanding:
Basic	108,757,991	106,233,557	107,852,597	104,271,921
Diluted	109,536,360	107,011,427	108,774,195	105,184,572

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
REVISED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2024	2023	2024	2023
	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$184	$167	$538	$440
Other comprehensive income:
Cumulative translation adjustment, before income taxes	39	(19)	11	(7)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income (loss), net of tax	39	(19)	11	(7)
Comprehensive income available for common stockholders	$223	$148	$549	$433

Comprehensive earnings per share:
Basic	$2.05	$1.39	$5.08	$4.15
Diluted	$2.03	$1.38	$5.04	$4.12

Weighted average common shares outstanding:
Basic	108,757,991	106,233,557	107,852,597	104,271,921
Diluted	109,536,360	107,011,427	108,774,195	105,184,572

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$650	$605	$1,900	$1,633
Other comprehensive income - cumulative translation adjustment	114	(57)	30	(19)
Comprehensive income attributable to noncontrolling interests	$764	$548	$1,930	$1,614

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
REVISED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

			September 30, 2024	December 31, 2023
			(in millions)

Assets
Cash and cash equivalents			$3,595	$3,753
Cash - segregated for regulatory purposes			35,216	28,840
Securities - segregated for regulatory purposes			31,103	35,386
Securities borrowed			7,513	5,835
Securities purchased under agreements to resell			8,176	5,504
Financial instruments owned, at fair value			2,949	1,488
Receivables from customers, net of allowance for credit losses			56,006	44,472
Receivables from brokers, dealers and clearing organizations			2,210	1,643
Other assets			1,758	1,502
Total assets			$148,526	$128,423

Liabilities and equity

Liabilities
Short-term borrowings			$33	$17
Securities loaned			16,818	11,347
Financial instruments sold but not yet purchased, at fair value			381	193
Other payables:
Customers			112,579	101,012
Brokers, dealers and clearing organizations			1,202	590
Other payables			1,508	1,197
			115,289	102,799
Total liabilities			132,521	114,356

Equity
Stockholders' equity			4,145	3,584
Noncontrolling interests			11,860	10,483
Total equity			16,005	14,067
Total liabilities and equity			$148,526	$128,423

	September 30, 2024		December 31, 2023
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	108,879,779	25.8%	107,049,483	25.4%
Noncontrolling interests (IBG Holdings LLC)	313,643,354	74.2%	313,976,354	74.6%

Total IBG LLC membership interests	422,523,133	100.0%	421,025,837	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
REVISED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2024	2023	2024	2023
	(in millions)

Adjusted net revenues[1]
Net revenues - GAAP	$1,365	$1,145	$3,798	$3,201

Non-GAAP adjustments
Currency diversification strategy, net	(25)	17	(3)	71
Mark-to-market on investments[2]	(13)	(23)	38	(54)
Total non-GAAP adjustments	(38)	(6)	35	17
Adjusted net revenues	$1,327	$1,139	$3,833	$3,218

Adjusted income before income taxes[1]
Income before income taxes - GAAP	$909	$840	$2,655	$2,253

Non-GAAP adjustments
Currency diversification strategy, net	(25)	17	(3)	71
Mark-to-market on investments[2]	(13)	(23)	38	(54)
Total non-GAAP adjustments	(38)	(6)	35	17
Adjusted income before income taxes	$871	$834	$2,690	$2,270

Adjusted pre-tax profit margin	66%	73%	70%	71%

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2024	2023	2024	2023
	(in millions)
Adjusted net income available for common stockholders[1]
Net income available for common stockholders - GAAP	$184	$167	$538	$440

Non-GAAP adjustments
Currency diversification strategy, net	(6)	4	(1)	18
Mark-to-market on investments[2]	(3)	(6)	10	(14)
Income tax effect of above adjustments[3]	2	1	(2)	(0)
Total non-GAAP adjustments	(8)	(1)	7	4
Adjusted net income available for common stockholders	$176	$166	$545	$444

Note: Amounts may not add due to rounding.

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2024	2023	2024	2023
	(in dollars)
Adjusted diluted EPS[1]
Diluted EPS - GAAP	$1.67	$1.56	$4.94	$4.19

Non-GAAP adjustments
Currency diversification strategy, net	(0.06)	0.04	(0.01)	0.17
Mark-to-market on investments[2]	(0.03)	(0.05)	0.09	(0.13)
Income tax effect of above adjustments[3]	0.02	0.01	(0.02)	(0.00)
Total non-GAAP adjustments	(0.07)	(0.01)	0.06	0.04
Adjusted diluted EPS	$1.61	$1.55	$5.00	$4.22

Diluted weighted average common shares outstanding	109,536,360	107,011,427	108,774,195	105,184,572

Note: Amounts may not add due to rounding.

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.
1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures.
•	We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments[2].
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•	We define adjusted diluted EPS as adjusted net income available for common stockholders divided by the diluted weighted average number of shares outstanding for the period.
Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.
2 Mark-to-market on investments represents the net mark-to-market gains (losses) on investments in equity securities that do not qualify for equity method accounting, which are measured at fair value; on our U.S. government and municipal securities portfolios, which are typically held to maturity; and on certain other investments, including equity securities taken over by the Company as a customer accommodation due to a technical issue at the New York Stock Exchange that occurred on the morning of June 3, 2024.
3 The income tax effect is estimated using the statutory income tax rates applicable to the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2024

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary